Exhibit 10.12

Krishna P. Singh Technology Campus, 1 Holtec Blvd., Camden, NJ 08104 Telephone (856) 797-0900 Fax (856) 797-0909

FIRST AMENDMENT TO

RELATED PARTY REVOLVING LOAN AGREEMENT

This First Amendment to Related Party Revolving Loan Agreement (this “Amendment”) is made and entered into as of January 20, 2026, by and between:

Lender: Harbor Associates LP, a Florida limited partnership with its principal place of business at 1001 N. US Hwy 1, Jupiter, Florida 33477

Borrower: Holtec International, a Delaware corporation with its principal place of business at 1 Holtec Boulevard, Camden, New Jersey. 08104

Each individually referred to as a “Party” and collectively as the “Parties.”

1. Amendment to the Facility Amount

Section 2 (Facility Amount and Availability) of the Related Party Revolving Loan Agreement dated October 24, 2025 (the “Agreement”) is hereby amended by deleting “USD $100,000,000” and replacing it with “USD $250,000,000.”

As amended, Section 2 shall read as follows:

“The Lender agrees to make available to the Borrower a revolving credit facility with a maximum aggregate principal amount of USD $250,000,000 (the “Facility Limit”).”

2. No other Amendments

Except as expressly amended hereby, all terms and provisions of the Agreement shall remain in full force and effect.

3. Governing Law

Except as expressly amended hereby, all terms and provisions of the Agreement shall remain in full force and effect.

Krishna P. Singh Technology Campus, 1 Holtec Blvd., Camden, NJ 08104 Telephone (856) 797-0900 Fax (856) 797-0909

Execution:

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

LENDER:

HARBOR ASSOCIATES LIMITED PARTNERSHIP

By:	/s/ Mike Finan
Name: Mike Finan
Title: Chief Investment Officer

BORROWER: HOLTEC INTERNATIONAL

By:	/s/ Tim Berta
Name: Tim Berta
Title: Treasurer